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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 July 16, 2002
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                       (Date of earliest event reported)


                           R&G FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Puerto Rico                            0-22137                       66-0532217
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(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                           Identification No.)


280 Jesus T. Pinero Ave., Hato Rey, San Juan, Puerto Rico                 00918
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(Address of principal executive offices)                             (Zip Code)


                                 (787) 758-2424
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 5.  OTHER EVENTS

         On July 16, 2002, R&G Financial Corporation (the "Company") announced by press release its earnings for the second quarter and six months ended June 30, 2002, a copy of the release is attached as an exhibit hereto.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                  Exhibit 99.1   Press Release dated July 16, 2002.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    R&G FINANCIAL CORPORATION


                                    By /s/ Joseph R. Sandoval
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                                      Joseph R. Sandoval
                                      Chief Financial Officer


Date:   July 17, 2002.